SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2011

CarMax Auto Funding LLC

(Depositor)

CarMax Auto Owner Trust 2011-2

(Issuing Entity)

CarMax Business Services, LLC

(Sponsor)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of

incorporation or organization)

333-174975 333-174975-01	01-0794037 37-6481823
(Commission File No.)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2011, CarMax Auto Funding LLC (“CarMax Funding”) and CarMax Business Services, LLC (“CarMax”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters, for the issuance and sale of certain asset backed notes of CarMax Auto Owner Trust 2011-2 in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (collectively, the “Offered Notes”). The Offered Notes have an aggregate principal amount of $650,000,000. The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-174975). It is expected that the Offered Notes will be issued on or about September 22, 2011.

The Underwriting Agreement is attached as Exhibit 1.1.

ITEM 8.01.	OTHER EVENTS.

The registrant has filed a preliminary prospectus supplement dated September 8, 2011 and a free writing prospectus dated September 8, 2011 setting forth a description of the receivables pool and the structure of $108,000,000 aggregate principal amount of Class A-1 Asset Backed Notes, $213,000,000 aggregate principal amount of Class A-2 Asset Backed Notes, $166,000,000 aggregate principal amount of Class A-3 Asset Backed Notes, $128,222,000 aggregate principal amount of Class A-4 Asset Backed Notes, $12,026,000 aggregate principal amount of Class B Asset Backed Notes, $14,951,000 aggregate principal amount of Class C Asset Backed Notes and $7,801,000 aggregate principal amount of Class D Asset Backed Notes.

Legal opinions of McGuireWoods LLP are attached as Exhibit 5.1 and Exhibit 8.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011	CARMAX AUTO FUNDING LLC

	By:	/s/ Thomas W. Reedy
Name: Thomas W. Reedy
Title: Treasurer

Exhibit Index

Exhibit	Description

1.1	Underwriting Agreement dated September 14, 2011 among CarMax Auto Funding LLC, CarMax Business Services, LLC and J.P. Morgan Securities LLC, as Representative.

5.1	Opinion of McGuireWoods LLP dated September 14, 2011 as to legality.

8.1	Opinion of McGuireWoods LLP dated September 14, 2011 as to certain tax matters.

23.1	Consent of McGuireWoods LLP (included in Exhibits 5.1 and 8.1).

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